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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               __________________


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 27, 2001

                              ___________________

                        CONCENTRA OPERATING CORPORATION
             (Exact name of Registrant as specified in its charter)

         Nevada                       001-15699                75-2822620
    (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  5080 Spectrum Drive
 Suite 400 - West Tower                                            75001
    Addison, Texas                                               (Zip code)
 (Address of principal
  executive offices)



       Registrant's telephone number, including area code: (972) 364-8217

                                 Not Applicable
                 (former address if changed since last report)
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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated March 27, 2001, announcing Concentra Operating Corporation's changes in business segment reporting.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release of the Registrant dated March 27, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONCENTRA OPERATING CORPORATION
                              (Registrant)


                              By:     /s/ Richard A. Parr II
                                      ----------------------------------------
                              Name:   Richard A. Parr II
                              Title:  Executive Vice President, General Counsel
                                      & Secretary

Date:  March 29, 2001



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1  Press Release of the Registrant dated March 27, 2001



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